UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 20, 2017 (June 15, 2017)

Date of Report (Date of earliest event reported)

ZERO GRAVITY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-55345	46-1779352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 NW Spanish River Boulevard Suite 101, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

(561) 416-0400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Unless otherwise provided in this Current Report, all references to “we,” “us,” “our,” or the “Company” refer to the Registrant, Zero Gravity Solutions, Inc.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

On June 15, 2017, Glenn A. Stinebaugh notified the Company’s Board of Directors (the “Board”) of his intention to resign as a Director of the Company, effective immediately. Mr. Stinebaugh’s resignation was not the result of any dispute or disagreement with the Company or the Company’s Board on any matter relating to the operations, policies or practices of the Company.

Resignation of Glenn A. Stinebaugh as Chief Executive Officer and President of the Company and BAM Agricultural Solutions, Inc.

On June 15, 2017, Glenn A. Stinebaugh notified the Company of his intention to resign as the Chief Executive Officer and President of the Company as well as the Company’s wholly-owned subsidiary, BAM Agricultural Solutions, Inc. (“BAM Inc.”), effective immediately.

Appointment of Director

In accordance with the Company’s Bylaws, on June 15, 2017, Mr. Timothy A. Peach was appointed as a member of the Board, effective as of such date, to fill the vacancy created by the resignation of Mr. Stinebaugh. Mr. Peach shall maintain such appointment to the Board until such term expires at the Company’s next annual election of directors and until such time as his successor is duly elected and qualifies, or until the earlier of his death, resignation or removal.

Acceptance by Timothy A. Peach of the Company's offer of the position of Chief Executive Officer and President of the Company and BAM, Inc.

On June 15, 2017, Mr. Peach commenced serving as the Chief Executive Officer of the Company as well as the Company’s wholly-owned subsidiary, BAM Inc., in addition to his current role as Chief Financial Officer of the Company. For Mr. Peach’s professional biography, please refer to the Form 10-K/A, Amendment No. 1, filed with the Securities Exchange Commission on May 31, 2017 (“Form 10-K/A”).

Acceptance by Raveendran Pottathil of the Company's offer of the position of Chief Operationing Officer of the Company

On June 15, 2017, Mr. Pottathil commenced serving as the Chief Operating Officer of the Company and BAM Inc. The business experience of Mr. Pottathil is also set forth in the Form 10-K/A.

Acceptance by Glenn A. Stinebaugh of the Company's offer of the position of Senior Vice President of BAM Agricultural Solutions, Inc.

On June 15, 2017, Mr. Stinebaugh commenced his positon as the Senior Vice President of BAM Inc. The business experience of Mr. Stinebaugh’s business experience is also set forth in the Form 10-K/A.

Item 8.01. Other Events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zero Gravity Solutions, Inc.

Date: June 20, 2017	By:	/s/ Timothy A. Peach
Timothy A. Peach
Chief Executive Officer